EXHIBIT 10.19

SUBSCRIPTION AGREEMENT

This SUBSCRIPTION AGREEMENT (this “Agreement”) made as of this 9th day of July, 2007 for the benefit of Global BPO Securities Corp., a Delaware corporation (the “Company”), having its principal place of business at 177 Beacon Street, Unit 4, Boston, MA 02116, by the person or entity listed on the signature page hereto under the heading “Subscriber” (individually and collectively, the “Subscriber”).

WHEREAS, the Company desires to sell on a private placement basis (the “Offering”) an aggregate of 7,500,000 warrants (the “Founder Warrants”), each exercisable for one share of common stock, par value $0.001 per share, of the Company (the “Common Stock”), for a per Founder Warrant purchase price of $1.00; and

WHEREAS, the Subscriber wishes to purchase the number of Founder Warrants set forth on the signature page hereof, and the Company wishes to accept such subscription:

NOW, THEREFORE, for and in consideration of the premises and the mutual covenants hereinafter set forth, the Company and the Subscriber do hereby agree as follows

1.	Agreement to Subscribe

1.1 Purchase and Issuance of the Founder Warrants. The Subscriber is hereby subscribing for the number of Founder Warrants indicated on the signature page hereto by the caption, “Number of Founder Warrants Being Subscribed” which Founder Warrants will be issued to the Subscriber, or his affiliates or designees. The aggregate purchase price for such Subscriber’s Founder Warrants (the “Purchase Price”) is indicated on the signature page hereto by the caption, “Aggregate Purchase Price”.

1.2 Delivery of the Purchase Price. Upon execution of this Agreement the undersigned is hereby bound to fulfill his obligations hereunder and hereby irrevocably commits to deliver into a trust account at Bank of America, N.A., maintained by Continental Stock Transfer & Trust Company, acting as Trustee, on the date of Closing (as hereinafter defined) the Purchase Price by bank check, wire transfer or such other form of payment as shall be acceptable to the Trustee, in its sole and absolute discretion, at the Closing.

1.3 Closing. The closing of the Offering (the “Closing”), shall take place at the offices of the Company, on or prior to the date of the prospectus, in connection with the Company’s initial public offering (the “IPO”) of units of Common Stock and a warrant to purchase one share of Common Stock (the “Units”).

2.	Representations and Warranties of the Subscriber

The Subscriber represents and warrants to the Company that:

2.1 No Government Recommendation or Approval. The Subscriber understands that no United States federal or state agency has passed upon or made any recommendation or endorsement of the Company or the Offering of the Founder Warrants.

2.2 Intent. The Subscriber is purchasing the Founder Warrants solely for investment purposes, for the Subscriber’s own account and not with a view towards the distribution or dissemination thereof and the Subscriber has no present arrangement to sell the Founder Warrants to or through any person or entity. The Subscriber understands that the Founder Warrants must be held indefinitely unless such Founder Warrants are subsequently registered under the Securities Act of 1933, as amended (the “Securities Act”), or an exemption from registration is available.

2.3 Sophisticated Investor.

(i) The Subscriber is sophisticated in financial matters and is able to evaluate the risks and benefits of the investment in the Founder Warrants.

(ii) The Subscriber is able to bear the economic risk of his investment in the Founder Warrants for an indefinite period of time because none of the Founder Warrants nor any of the Warrants Shares (as hereinafter defined) have been registered under the Securities Act and therefore cannot be sold unless subsequently registered under the Securities Act or an exemption from such registration is available.

2.4 Independent Investigation. The Subscriber, in making the decision to purchase the Founder Warrants, has relied upon an independent investigation of the Company and has not relied upon any information or representations made by any third parties or upon any oral or written representations or assurances from the Company, its officers, directors or employees or any other representatives or agents of the Company, other than as set forth in this Agreement. The Subscriber is familiar with the business, operations and financial condition of the Company and has had an opportunity to ask questions of, and receive answers from, the Company’s officers and directors concerning the Company and the terms and conditions of the offering of the Founder Warrants and has had full access to such other information concerning the Company as the Subscriber has requested.

2.5 Rule 144 Acknowledgements. The Subscriber is aware of the adoption of Rule 144 by the Securities and Exchange Commission under the Securities Act (“Rule 144”), which permits limited public resale of securities acquired in a non-public offering, subject to the satisfaction of certain conditions. Subscriber understands that the Founder Warrants (and the underlying securities) are “restricted securities” as that term is defined in Rule 144 and that the Founder Warrants (and the underlying securities) must be held indefinitely by the Subscriber unless they are subsequently registered under the Securities Act or an exemption from such registration, such as Rule 144, is available. Notwithstanding the forgoing, the Subscriber further understands and acknowledges that the Securities and Exchange Commission has taken the position that the Subscriber is considered a promoter under the Securities Act and that promoters or affiliates of a blank check company and their transferees, both before and after a Business Combination (as hereinafter defined), would act as an “underwriter” under the Securities Act when reselling the securities of that blank check company. Accordingly, Rule 144 will not be available for the resale of the Founder Warrants or the securities underlying the Founder Warrants despite technical compliance with the requirements of Rule 144, in which event the resale transactions would need to be made through a registered offering.

2.6 Authority. This Agreement has been validly authorized, executed and delivered by the Subscriber and is a valid and binding agreement enforceable in accordance with its terms, subject to the general principles of equity and to bankruptcy or other laws affecting the enforcement of creditors’ rights generally. The execution, delivery and performance of this Agreement by the Subscriber does not and will not conflict with, violate or cause a breach of any agreement, contract or instrument to which the Subscriber is a party.

2.7 No Legal Advice from Company. The Subscriber acknowledges that he has had the opportunity to review this Agreement and the transactions contemplated by this Agreement and the other agreements entered into between the parties hereto with the Subscriber’s own legal counsel and investment and tax advisors. Except for any statements or representations of the Company made in this Agreement and the other agreements entered into between the parties hereto, the Subscriber is relying solely on such counsel and advisors and not on any statements or representations of the Company or any of its representatives or agents for legal, tax or investment advice with respect to this investment, the transactions contemplated by this Agreement or the securities laws of any jurisdiction.

2.8 Reliance on Representations and Warranties. The Subscriber understands that the Founder Warrants are being offered and sold to the Subscriber in reliance on exemptions from the registration requirements under the Securities Act, and analogous provisions in the laws and regulations of various states, and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Subscriber set forth in this Agreement in order to determine the applicability of such provisions.

2.9 No Advertisements. The undersigned is not subscribing for the Founder Warrants as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio, or presented at any seminar or meeting.

2.10 Legend. The Subscriber acknowledges and agrees that the certificates evidencing the Founder Warrants, and when issued the shares of Common Stock to be issued upon exercise of such Founder Warrants (the “Warrant Shares”), shall bear a restrictive legend (the “Legend”), in the form and substance as set forth in Section 4 hereof, prohibiting the offer, sale, pledge or transfer of the securities, except (i) pursuant to an effective registration statement filed under the Securities Act, (ii) pursuant to an exemption from registration provided by Rule 144 under the Securities Act (if available), and (iii) pursuant to any other exemption from the registration requirements of the Securities Act.

3.	Representations and Warranties of the Company

The Company represents and warrants to each Subscriber that:

3.1 Organization and Qualification. The Company is a corporation duly incorporated and existing in good standing under the laws of the state of Delaware and has the requisite corporate power to own its properties and assets and to carry on its business as now being conducted.

3.2 Authorization; Enforcement. (i) The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement and to issue the Common Stock in accordance with the terms hereof, (ii) the execution, delivery and performance of this Agreement by the Company and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary corporate action, and no further consent or authorization of the Company or its Board of Directors or stockholders is required, and (iii) this Agreement constitutes valid and binding obligations of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, moratorium, reorganization, or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by equitable principles of general application and except as enforcement of rights to indemnity and contribution may be limited by federal and state securities laws or principles of public policy.

3.3 No Conflicts. The execution, delivery and performance of this Agreement and the consummation by the Company of the transactions contemplated hereby do not (i) result in a violation of the Company’s Certificate of Incorporation or By-Laws or (ii) conflict with, or constitute a default under any agreement, indenture or instrument to which the Company is a party. Other than any Securities and Exchange Commission or state securities filings which may be required to be made by the Company subsequent to the Closing, and any registration statement which may be filed pursuant thereto, the Company is not required under federal, state or local law, rule or regulation to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency or self-regulatory entity in order for it to perform any of its obligations under this Agreement or issue the Founder Warrants or Warrant Shares in accordance with the terms hereof.

4.	Legends; Denominations

4.1 Legend. The Company will issue the Founder Warrants, and when issued the Warrant Shares, purchased by the Subscriber in the name of the Subscriber and in such denominations to be specified by the Subscriber prior to the Closing. The Warrants and Warrant Shares will bear the following Legends and appropriate “stop transfer” instructions:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS CONTAINED IN A STOCK ESCROW AGREEMENT (THE “AGREEMENT”) AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED DURING THE TERM OF THE ESCROW PERIOD (AS DEFINED IN THE AGREEMENT).”

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933,

AS AMENDED (THE “ACT”), OR ANY STATE SECURITIES LAWS AND NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT COVERING THESE SECURITIES UNDER THE ACT OR SUCH LAWS OR AN EXEMPTION FROM REGISTRATION UNDER THE ACT AND SUCH LAWS WHICH, IN THE OPINION OF COUNSEL FOR THIS CORPORATION, IS AVAILABLE.”

4.2 Subscriber’s Compliance. Nothing in this Section 4 shall affect in any way the Subscriber’s obligations and agreement to comply with all applicable securities laws upon resale of the Founder Warrants and Warrant Shares underlying the Founder Warrants.

4.3 Company’s Refusal to Register Transfer of Founder Warrants. The Company shall refuse to register any transfer of the Founder Warrants or the Warrant Shares, if in the sole judgment of the Company such purported transfer would not be made (i) pursuant to an effective registration statement filed under the Securities Act, or (ii) pursuant to an available exemption, if any, from the registration requirements of the Securities Act.

5.	Escrow

Upon consummation of the IPO, the Subscriber, and his designees, shall enter into a securities escrow agreement with Continental Stock Transfer & Trust Company, whereby the Founder Warrants and the Warrant Shares, shall be held in escrow until the earlier of (i) one year after the consummation of a Business Combination (as hereinafter defined) or (ii) the liquidation of the Company. As used herein, a “Business Combination” shall mean the Company’s initial acquisition of one or more assets or operating businesses with a fair market value of at least 80% of the Company’s net assets held in trust (net of taxes and amounts permitted to be disbursed for working capital purposes and excluding the amount held in the trust account representing the underwriters’ deferred discount) at the time of such acquisition through a merger, capital stock exchange, asset or stock acquisition, exchangeable share transaction, joint venture or other similar business combination with one or more domestic or international operating businesses in the business process outsourcing industry, or in any other industry.

6.	Waiver of Liquidation Distributions

In connection with the Founder Warrants purchased pursuant to this Agreement or prior to the private placement, the Subscriber hereby waives any and all right, title, interest or claim of any kind in or to any liquidating distributions by the Company in the event of a liquidation of the Company upon the Company’s failure to timely complete a Business Combination. For purposes of clarity, in the event the Subscriber purchases shares of Common Stock in the IPO or in the aftermarket, any additional shares so purchased shall be eligible to receive any liquidating distributions by the Company. Notwithstanding the foregoing, the Subscriber acknowledges and agrees that any such shares of Common Stock purchased by Subscriber prior to the private placement, in the private placement or in the IPO will be voted in accordance with the majority of the shares voted by the public stockholders, while any such shares of Common Stock purchased by Subscriber in the aftermarket will be voted in favor of a Business Combination. Consequently, in no event will the Subscriber have the right to convert any shares of Common Stock into funds held in the trust account with Continental Stock Transfer & Trust Company upon the successful completion of a Business Combination.

7.	Forfeiture of Founder Warrants

7.1 Failure to Consummate Business Combination. All of the Founder Warrants initially shall be subject to forfeiture to the Company in accordance with this Section 7. The Founder Warrants shall be forfeited to the Company in the event that the Company does not consummate a Business Combination, with respect the Company’s IPO within 24 months after consummation of the IPO.

7.2 Termination of Rights as Stockholder; Escrow. If the Founder Warrants are forfeited in accordance with this Section 7, then after such time the Subscriber (or successor in interest), shall no longer have any rights as a holder of such Founder Warrants, and the Company shall take such action as is appropriate to cancel such Founder Warrants. To effectuate the foregoing, all certificates representing the Founder Warrants shall be held in escrow as provided in Section 5 hereof. In addition, the Subscriber hereby irrevocably grants the Company a limited power of attorney for the purpose of effectuating the foregoing.

8.	Rescission Right Waiver and Indemnification

8.1 Each of the Subscribers understands and acknowledges that an exemption from the registration requirements of the Securities Act requires that there be no general solicitation of purchasers of the Founder Warrants. In this regard, if the offering of the Units in the Company’s IPO were deemed to be a general solicitation with respect to the Founder Warrants, the offer and sale of such Founder Warrants may not be exempt from registration and, if not, the Subscribers may have a right to rescind their purchases of the Founder Warrants. In order to facilitate the completion of the Offering and in order to protect the Company, its stockholders and the trust account from claims that may adversely affect the Company or the interests of its stockholders, each of the Subscribers hereby agrees to waive, to the maximum extent permitted by applicable law, any claims, right to sue or rights in law or arbitration, as the case may be, to seek rescission of his or its purchase of the Founder Warrants. Each of the Subscribers acknowledges and agrees that this waiver is being made in order to induce the Company to sell the Founder Warrants to the Subscribers. Each Subscriber agrees that the foregoing waiver of rescission rights shall apply to any and all known or unknown actions, causes of action, suits, claims, or proceedings (collectively, “Claims”) and related losses, costs, penalties, fees, liabilities and damages, whether compensatory, consequential or exemplary, and expenses in connection therewith, including reasonable attorneys’ and expert witness fees and disbursements and all other expenses reasonably incurred in investigating, preparing or defending against any Claims, whether pending or threatened, in connection with any present or future actual or asserted right to rescind the purchase of the Founder Warrants hereunder or relating to the purchase of the Founder Warrants and the transactions contemplated hereby.

8.2 Each Subscriber agrees not to seek recourse against the trust account for any reason whatsoever in connection with his purchase of the Founder Warrants or any Claim that may arise now or in the future.

8.3 The Subscriber acknowledges and agrees that the stockholders of the Company are and shall be third-party beneficiaries of the foregoing provisions of this Agreement.

8.4 Each Subscriber agrees that to the extent any waiver of rights under this Section 8 is ineffective as a matter of law, each Subscriber has offered such waiver for the benefit of the Company as an equitable right that shall survive any statutory disqualification or bar that applies to a legal right. Each Subscriber acknowledges the receipt and sufficiency of consideration received from the Company hereunder in this regard.

9.	Terms of the Warrants

The Founder Warrants have terms and provisions that are identical to the warrants included in the Units offered in the IPO, except that (i) such Founder Warrants will be placed in escrow and not released before, except in limited circumstances, one year from the consummation of a Business Combination, (ii) such Founder Warrants will be non-redeemable as long as the Subscribers hold them, (iii) such Founder Warrants are exercisable in the absence of an effective registration statement covering the shares of common stock underlying the warrants, (iv) such Founder Warrants may be exercised on a cashless basis and (v) such Founder Warrants are being purchased pursuant to an exemption from the registration requirements of the Securities Act and will become freely tradable only after they are registered pursuant to a registration rights agreement to be signed upon or prior to the consummation of the IPO. The shares of Common Stock issued hereby and underlying the Founder Warrants will be granted certain registration rights. In addition, in the event that a registration statement with respect to the Common Stock underlying the Founder Warrants is not effective under the Securities Act, Subscriber shall not be entitled to exercise the Founder Warrants and such Founder Warrants may have no value and expire worthless.

10.	Voting of Shares

Subscriber has agreed to vote the shares of Common Stock owned by him immediately before this private placement, purchased in this private placement or acquired in the IPO in accordance with the majority of the shares of Common Stock voted by the public stockholders. In connection with securities purchased in the aftermarket, Subscriber has agreed to vote such shares of Common Stock in favor of a Business Combination that the Company negotiates and presents for approval to the Company’s stockholders.

11.	Governing Law; Jurisdiction; Waiver of Jury Trial

This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware for agreements made and to be wholly performed within such state. The parties hereto hereby waive any right to a jury trial in connection with any litigation pursuant to this Agreement and the transactions contemplated hereby.

12.	Assignment; Entire Agreement; Amendment

12.1 Assignment. Neither this Agreement nor any rights hereunder may be assigned by any party to any other person other than by Subscriber to a person agreeing to be bound by the terms hereof.

12.2 Entire Agreement. This Subscription Agreement sets forth the entire agreement and understanding between the parties as to the subject matter thereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them.

12.3 Amendment. Except as expressly provided in this Agreement, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge, or termination is sought.

12.4 Binding upon Successors. This Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and permitted assigns.

13.	Notices; Indemnity

13.1 Notices. Unless otherwise provided herein, any notice or other communication to a party hereunder shall be sufficiently given if in writing and personally delivered or sent by facsimile or other electronic transmission with copy sent in another manner herein provided or sent by courier (which for all purposes of this Agreement shall include Federal Express or other recognized overnight courier) or mailed to said party by certified mail, return receipt requested, at its address provided for herein or such other address as either may designate for itself in such notice to the other. Communications shall be deemed to have been received when delivered personally, on the scheduled arrival date when sent by next day or 2-day courier service, or if sent by facsimile upon receipt of confirmation of transmittal or, if sent by mail, then three days after deposit in the mail. If given by electronic transmission, such notice shall be deemed to be delivered (a) if by electronic mail, when directed to an electronic mail address at which the stockholder has consented to receive notice; (b) if by a posting on an electronic network together with separate notice to the stockholder of such specific posting, upon the later of (1) such posting and (2) the giving of such separate notice; and (c) if by any other form of electronic transmission, when directed to the stockholder.

13.2 Indemnification. Each party shall indemnify the other against any loss, cost or damages (including reasonable attorney’s fees and expenses) incurred as a result of such party’s breach of any representation, warranty, covenant or agreement in this Agreement.

14.	Counterparts

This Agreement may be executed in one or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

15.	Survival; Severability

15.1 Survival. The representations, warranties, covenants and agreements of the parties hereto shall survive the Closing.

15.2 Severability. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

16.	Titles and Subtitles

The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

17.	Failure to Consummate IPO

If the Company does not consummate its IPO for any reason, the Company shall either return to each Subscriber the Purchase Price paid by each Subscriber, without interest, as soon as practicable thereafter or the Company shall instruct the Trustee holding such funds to do so.

Name of the Subscriber:	Trillium Capital LLC

Number of Founder Warrants Being Subscribed:	3,025,000

Aggregate Purchase Price:	$3,025,000

Date of Subscription:	July 9, 2007

Place of Residency and/or Principal Place of Business:

Telephone:

Fax:

e-mail address:

This subscription is accepted by the Company on the 9th day of July, 2007.

GLOBAL BPO SERVICES CORP.

By:	/s/ R. Scott Murray
Name:	R. Scott Murray
Title:	Chief Executive Officer

SUBSCRIBER

Trillium Capital LLC

By:	/s/ R. Scott Murray
R. Scott Murray, Sole Member

Name of the Subscriber:	M. Benjamin Howe

Number of Founder Warrants Being Subscribed:	500,000

Aggregate Purchase Price:	$500,000

Date of Subscription:	July 9, 2007

Place of Residency and/or Principal Place of Business:

Telephone:

Fax:

e-mail address:

This subscription is accepted by the Company on the 9th day of July, 2007.

GLOBAL BPO SERVICES CORP.

By:	/s/ R. Scott Murray
Name:	R. Scott Murray
Title:	Chief Executive Officer

SUBSCRIBER

By:	/s/ M. Benjamin Howe
M. Benjamin Howe

Name of the Subscriber:	Kevin T. O’Leary

Number of Founder Warrants Being Subscribed:	500,000

Aggregate Purchase Price:	$500,000

Date of Subscription:	July 9, 2007

Place of Residency and/or Principal Place of Business:

Telephone:

Fax:

e-mail address:

This subscription is accepted by the Company on the 9th day of July, 2007.

GLOBAL BPO SERVICES CORP.

By:	/s/ R. Scott Murray
Name:	R. Scott Murray
Title:	Chief Executive Officer

SUBSCRIBER

By:	/s/ Kevin T. O’Leary
Kevin T. O’Leary

Name of the Subscriber:	Stephen Moore

Number of Founder Warrants Being Subscribed:	350,000

Aggregate Purchase Price:	$350,000

Date of Subscription:	July 9, 2007

Place of Residency and/or Principal Place of Business:

Telephone:

Fax:

e-mail address:

This subscription is accepted by the Company on the 9th day of July, 2007.

GLOBAL BPO SERVICES CORP.

By:	/s/ R. Scott Murray
Name:	R. Scott Murray
Title:	Chief Executive Officer

SUBSCRIBER

By:	/s/ Stephen Moore
Stephen Moore

Name of the Subscriber:	Paul G. Joubert

Number of Founder Warrants Being Subscribed:	500,000

Aggregate Purchase Price:	$500,000

Date of Subscription:	July 9, 2007

Place of Residency and/or Principal Place of Business:

Telephone:

Fax:

e-mail address:

This subscription is accepted by the Company on the 9th day of July, 2007.

GLOBAL BPO SERVICES CORP.

By:	/s/ R. Scott Murray
Name:	R. Scott Murray
Title:	Chief Executive Officer

SUBSCRIBER

By:	/s/ Paul G. Joubert
Paul G. Joubert

Name of the Subscriber:	Lloyd R. Linnell

Number of Founder Warrants Being Subscribed:	750,000

Aggregate Purchase Price:	$750,000

Date of Subscription:	July 9, 2007

Place of Residency and/or Principal Place of Business:

Telephone:

Fax:

e-mail address:

This subscription is accepted by the Company on the 9th day of July, 2007.

GLOBAL BPO SERVICES CORP.

By:	/s/ R. Scott Murray
Name:	R. Scott Murray
Title:	Chief Executive Officer

SUBSCRIBER

By:	/s/ Lloyd R. Linnell
Lloyd R. Linnell

Name of the Subscriber:	Sheila M. Flaherty

Number of Founder Warrants Being Subscribed:	500,000

Aggregate Purchase Price:	$500,000

Date of Subscription:	July 9, 2007

Place of Residency and/or Principal Place of Business:

Telephone:

Fax:

e-mail address:

This subscription is accepted by the Company on the 9th day of July, 2007.

GLOBAL BPO SERVICES CORP.

By:	/s/ R. Scott Murray
Name:	R. Scott Murray
Title:	Chief Executive Officer

SUBSCRIBER

By:	/s/ Sheila M. Flaherty
Sheila M. Flaherty

Name of the Subscriber:	Robert Wadsworth

Number of Founder Warrants Being Subscribed:	375,000

Aggregate Purchase Price:	$375,000

Date of Subscription:	July 9, 2007

Place of Residency and/or Principal Place of Business:

Telephone:

Fax:

e-mail address:

This subscription is accepted by the Company on the 9th day of July, 2007.

GLOBAL BPO SERVICES CORP.

By:	/s/ R. Scott Murray
Name:	R. Scott Murray
Title:	Chief Executive Officer

SUBSCRIBER

By:	/s/ Robert Wadsworth
Robert Wadsworth

Name of the Subscriber:	G. Drew Conway

Number of Founder Warrants Being Subscribed:	500,000

Aggregate Purchase Price:	$500,000

Date of Subscription:	July 9, 2007

Place of Residency and/or Principal Place of Business:

Telephone:

Fax:

e-mail address:

This subscription is accepted by the Company on the 9th day of July, 2007.

GLOBAL BPO SERVICES CORP.

By:	/s/ R. Scott Murray
Name:	R. Scott Murray
Title:	Chief Executive Officer

SUBSCRIBER

By:	/s/ G. Drew Conway
G. Drew Conway

Name of the Subscriber:	Charles Kane

Number of Founder Warrants Being Subscribed:	500,000

Aggregate Purchase Price:	$500,000

Date of Subscription:	July 9, 2007

Place of Residency and/or Principal Place of Business:

Telephone:

Fax:

e-mail address:

This subscription is accepted by the Company on the 9th day of July, 2007.

GLOBAL BPO SERVICES CORP.

By:	/s/ R. Scott Murray
Name:	R. Scott Murray
Title:	Chief Executive Officer

SUBSCRIBER

By:	/s/ Charles Kane
Charles Kane